Exhibit 99

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Jun-09	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in $1
		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liability Structure
	a. Current Assets	$52,135	$94,108
	b. Total Assets (see schedule J, Note 1)	$72,924,153	$73,457,766	$70,367,249
	c. Current Liabilities	$12,902,442	$12,708,048
	d. Total Liabilities (Note 2)	$34,817,815	$34,623,421	$6,295,128

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$6,500	$331,338	$426,700
	b. Total Disbursements	$6,737	$337,870	$426,314
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(237)	$(6,532)	$386
	d. Cash Balance Beginning of Month	$623	$7,155	$0
	e. Cash Balance End of Month (c + d)	$386	$623	$386

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(728,007)	$(61,212)	$(620,268)
5.	Account Receivables (Pre and Post Petition)	$0	$0
6.	Post-Petition Liabilities	$12,902,442	$12,708,048
7.	Past Due Post-Petition Account Payables (over 30 days)	$1,339,482	$1,193,222

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

		☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒	☐
13.	Are a plan and disclosure statement on file?	☐	☒
14.	Was there any post-petition borrowing during this reporting period?	☐	☒

15.	Check if paid: Post-petition taxes	☐;	U.S. Trustee Quarterly Fees ☐; Check if filing is current for: Post-petition
	tax reporting and tax returns:	☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	7/14/2009	/s/ Graham Seel
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 06/30/09

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
23,360	118,000	(94,640)	6	Interest	269,462	118,000
		—	7	Other Income: Gain on sale - REO
(3,172)	(18,000)	14,828	8	Less: Servicing Fees	(39,651)	(18,000)
		—	9
$20,188	$100,000	$(79,812)	10	Total Revenues	$229,811	$100,000

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$33,097	$33,000	$(97)	18	Management Fees	$99,580	$33,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling	219,494	12,400
6,413	12,400	5,987	24	Other Administrative	480,858	165,000
$146,007	165,000	18,993	25	Interest	$122,481
$515,000		(515,000)	26	Other Expenses: Provision for loan losses	$(145,087)	—
$0	—	—	27	Impairment for REOs
		—	28
		—	29
		—	30
		—	31
		—	32
		—	33
		—	34

$700,517	$210,400	$(490,117)	35	Total Expenses	$777,326	$210,400

$(680,329)	$(110,400)	$(569,929)	36	Subtotal	$(547,515)	$(110,400)

				Reorganization Items:	$(63,109)	$(25,000)
(40,000)	$(25,000)	15,000	37	Professional Fees
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
—	$(325)	(325)	41	U.S. Trustee Quarterly Fees		$(325)
		—	42
(40,000.00)	(25,325.00)	(14,675.00)	43	Total Reorganization Items	(63,109.00)	(25,325.00)

$(720,329)	$(135,725)	$(584,604)	44	Net Profit (Loss) Before Federal & State Taxes	$(610,624)	$(135,725)
7,678	1,000	(6,678)	45	Federal & State Income Taxes	9,644	1,000

$(728,007)	$(136,725)	$(591,282)	46	Net Profit (Loss)	$(620,268)	$(136,725)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	06/30/09

Assets		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents - unrestricted		$386
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$47,964
6	Professional retainers		3,785
7	Other:
8

9	Total Current Assets		52,135

	Property and Equipment (Market Value)

10	Real property	C	$460,769
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$460,769

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$2,910,686
24	Loans and advances, secured by DOT, net of allowances (Note 2)	J	25,605,350
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	41,071,052
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$2,824,161

28	Total Other Assets		$72,411,249

29	Total Assets		$72,924,153

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Liabilities and Equity

(General Business Case)

Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)		$11,084,077
36	Accounts payable (trade)	A	$1,491,782
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$287,789

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Service Fee Payable		$38,794

42

43

44	Total Current Liabilities		$12,902,442
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$12,902,442

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,593,715
50	Total Pre-Petition Liabilities		21,915,373
51	Total Liabilities		$34,817,815
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		(620,268)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 5)		40,001,444
58	Market value adjustment (Note 6)		—
59	Total Equity (Deficit)		$38,106,338
60	Total Liabilities and Equity (Deficit)		$72,924,153

Note 5:	Non-recorded liability

Note 6:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $26,655,471.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$152,300
31-60 Days		$146,260
61-90 Days		$1,193,222	$1,339,482
91+ Days
Total accounts receivable/payable	$0	$1,491,782
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost ☐
Weekly ☐		LIFO cost ☐
Monthly ☐		Lower of cost or market ☐
Quarterly ☐		Retail method ☐
Semi-annually ☐		Other ☐
Annually ☐		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value
Tres Tigres Storage Facility, Sand City, CA (recorded net of Senior Lien $2,146,152)	$460,769	$460,769

Total	$460,769	$460,769

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$12,590				$12,590
Other (Attach List)					$0
Total State & Local Taxes	$12,590	$0	$0	$0	$12,590
Total Taxes	$12,590	$0	$0	$0	$12,590

Schedule F Pre-Petition Liabilities
List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims			$1,593,715	$1,593,715

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$386
Total Funds on Hand for all Accounts	$386

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Total

California Mortgage and Realty, Inc - Note	2,240,541
California Mortgage and Realty, Inc - Note	670,145

Total	2,910,686

line 23

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	473	(473)		—
05-020	889	—		889
05-024	226,500	(13,750)		212,750
05-032	1,867	—		1,867
05-052B	10,939,137	(10,939,137)	—	—
05-058	702,561	(135,288)	(237,000)	330,273
05-061A	13,078	—		13,078
05-061B	1,180,840	(223,459)		957,381
05-061C	14,702,992	(2,757,716)	(8,000,000)	3,945,276
05-062	78,789	(78,789)		—
05-068	74,881	(74,881)		—
06-013	49,744	(863)		48,881
06-023	6,339,792	(65,403)		6,274,389
06-027	882,128	(161,840)	(342,000)	378,288
06-032	3,213,484	(120,474)	(481,000)	2,612,010
06-038A	54,154,567	(54,154,567)		—
06-038B	20,325	(6,825)		13,500
06-038C (Note 2)	3,247,197	(3,068,614)	392,518	571,101
06-044	13,134	(111)	(5,000)	8,023
06-057	1,671,337	(218,250)	(337,000)	1,116,087
06-058	14,743,480	(1,982,160)	(2,734,000)	10,027,320
06-071B	751	146		897
07-004 (Note 3)	4,280,697	(1,023,601)	(3,257,096)	Unknown
07-017	104,679	(6,679)	(98,000)	—
08-012	477,274	(934)		476,340
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	117,120,596	(75,033,668)	(16,481,578)	25,605,350

				line 24

Note:      Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:   Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:   Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:   Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan. Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property. As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners. Pending the outcome of the lawsuit, the bankruptcy court has ordered that Canpartners cannot sell or encumber the property without further order of the court. The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Appraisal Date	Acquisition Value	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,892,904	(8,800,624)	92,280
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	20,916	(14,340)	6,576
Investment in 2 Aster LLC	1/24/2008	3,830	(1,903)	1,927
Investment in 15 SSFDEV, LLC	4/9/2008	3,553,505	(47,259)	3,506,246
Investment in 2 UNER, LLC	4/9/2008	3,226,760	(930,000)	2,296,760
Investment in 3 CCAM, LLC	4/9/2008	44,805	—	44,805
Investment in Hamilton Creek, LLC	7/7/2008	1,437,373	(554,328)	883,045
Investment in 5 Casa Grande Land, LLC	9/16/2008	355,685	(340,439)	15,246
Investment in Wheatland Holdings, LLC	10/14/2008	34,224,167	—	34,224,167

Total		51,759,945	(10,688,893)	41,071,052

				line 25

Note:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	1,216,197
CMR Fund III, LLC	1,415,746
First Street Commercial Mortgage Fund	152,127
721 5th Street, LLC	228
1007 University, LLC	3,144
2 Antioch, LLC	144
3202 Thirty-Fifth Ave, LLC	102
5 Casa Grande, LLC	36,473

Total	2,824,161

line 27

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 06/30/09

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$7,784
4	Borrowings	$6,500	$6,500
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Deficiency recovery - 2006 Trustee Sales - Ross	$0
8	Payments on Advances	$0	$52,296
9	Transfer from FENB Account	$0	$36,690
10
11

12	Total Cash Receipts	$6,500	$426,700

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$6,737	$21,176
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid	$0	$0
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	Wells Fargo Foothill Payment	$0	$81,707
34	Contribution to Hamilton Creek	$0	$323,431
35
36
37

38	Total Cash Disbursements:	$6,737	$426,314

39	Net Increase (Decrease) in Cash	$(237)	$386

40	Cash Balance, Beginning of Period	$623	$0

41	Cash Balance, End of Period	$386	$386